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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported) March 4, 1996

                  GENERAL AMERICAN TRANSPORTATION CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          New York                       2-54754                 36-2827991
(State or other jurisdiction           (Commission           (I.R.S. employer
      of incorporation)                file number           identification no.)

          500 West Monroe Street, Chicago, Illinois                   60661
          (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code (312) 621-6200

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ITEM 7. (FINANCIAL STATEMENTS AND EXHIBITS)

     The following document is being filed in connection with, and incorporated by reference into, the Registration Statement on Form S-3 (File No. 33-64697) of General American Transportation Corporation, declared effective on December 7, 1995.

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EXHIBIT
NUMBER
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
  4       --  Form of 6 3/4% Note Due March 1, 2006.
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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                          GENERAL AMERICAN
                                            TRANSPORTATION CORPORATION

March 7, 1996

                                          By:      /s/ DONALD J. SCHAFFER

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                                                     Donald J. Schaffer
                                                       Vice President

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